UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of  earliest  event  reported)  July  28,  2004
                                                              ---------------

                              SiVault Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-30711                            98-0209119
     --------------------------     ------------------------------------
     (Commission  File  Number)     (IRS  Employer  Identification  No.)


     500  Fifth  Avenue,  Suite  1650,  New  York,  New  York     10110-0002
--------------------------------------------------------------------------------
     (Address  of  Principal  Executive  Offices)                 (Zip  Code)

                                  (212)931-5760
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                            Security Biometrics, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written  communications  pursuant to Rule 425 under the Securities Act
(17  CFR  230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[  ]      Pre-commencement  communications  pursuant  to Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

[  ]      Pre-commencement  communications  pursuant  to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))


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Section  5  -  Corporate  Governance  and  Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election  of  New  Directors
----------------------------

     Effective August 6, 2004, our Board of Directors elected the following individuals to serve as directors of our company:

     Emilian Elefteratos. Mr. Elefteratos has served as Chief Executive Officer of our company since our acquisition in July 2004 of SiVault Analytics, Inc., a company co-founded by Mr. Elefteratos in 2003 and of which he served as chief executive officer. Mr. Elefteratos has 20 years of global business experience in a variety of management functions including finance, sales operations, business development, professional services, and network operations. Prior to founding SiVault Analytics, Inc., he had been responsible for Sales Finance Operations for Brocade Communications, Revenue Recognition Operations for Cisco Systems, and M&A activities for British Telecommunications.

     Igor J. Schmidt. Mr. Schmidt has served as Chief Strategy Officer of our company since our acquisition of SiVault Analytics, Inc., a company of which Mr. Schmidt also served as chief strategy officer. Mr. Schmidt was a founder and CTO of One Network, vice president, business development of iVenture Group, and a senior business development manager of Vacation Channel Corp.

      As described in our current report on Form 8-K, filed July 20, 2004, during July we acquired all of the outstanding stock of SiVault Analytics, Inc., including all stock held by Messrs. Elefteratos and Schmidt, for a total of 4,000,000 newly issued shares of our common stock. Mr. Elefteratos received 1,040,000 of our shares and Mr. Schmidt received 1,040,000 of our shares in the transaction. We will enter into employment agreements with Messrs. Elefteratos and Schmidt on terms substantially similar to their existing employment agreements with SiVault Analytics, Inc. The new agreements will contain incentive clauses providing for compensation for enhancing shareholder value and for increasing revenue and net operating profit.

Section  8  -  Other  Events

Item  8.01  Other  Events.

Corporate  Name  and  Trading  Symbol  Change
---------------------------------------------

     Effective July 28, 2004 we changed our name from Security Biometrics, Inc. to Sivault Systems, Inc. The name change was effected in conjunction with the


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merger  of  our  recently  acquired  wholly-owned subsidiary, SiVault Analytics,
Inc.,  into  our  company.

     In connection with the name change, we also changed the trading symbol of our common stock on the Over-the-Counter Bulletin Board. Our new common stock trading symbol is "SVTL.OB."

     A copy of the Press Release issued July 29, 2004 announcing the name and trading symbol changes is attached as an exhibit to this report.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.

(c)  Exhibits.

99.1  Press  Release  of  the  registrant  dated  July  29,  2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SIVALUT  SYSTEMS,  INC.


                                             By: /s/ Wayne  Taylor
                                                 ------------------
                                                 Interim Chief Financial Officer

Date:  August  23,  2004


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